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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 15, 2003


                       THE CHEESECAKE FACTORY INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)


         Delaware                    0-20574                    51-0340466
(State or other jurisdiction  (Commission File Number)        (IRS Employer
      of incorporation)                                     Identification No.)

                                26950 Agoura Road
                        Calabasas Hills, California 91301
                    (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                 (818) 871-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 5.    OTHER EVENTS

     On July 15, 2003, The Cheesecake Factory Incorporated issued a press release entitled "The Cheesecake Factory to Broadcast Second Quarter Earnings Conference Call on the Internet." A copy of the press release is attached as
Exhibit 99.1.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 15, 2003             THE CHEESECAKE FACTORY INCORPORATED



                                   By:  /s/ GERALD W. DEITCHLE
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                                        Gerald W. Deitchle
                                        President and Chief Financial Officer
                                        (Principal Financial Officer)

                                                             EXHIBIT INDEX

 Exhibit     Description
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  99.1       Press Release dated July 5, 2003 entitled "The Cheesecake Factory to Broadcast Second Quarter Earnings Conference Call on the
             Internet."